Exhibit 10V

EXECUTION COPY

CRS Funding Corporation

FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This FIFTH AMENDMENT (this “Amendment”), dated as of December 15, 2006, is among CRS FUNDING CORPORATION, a Delaware corporation, as seller (the “Seller”), CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (“Carpenter”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of December 20, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

SECTION 2. Amendments to the Agreement.

SECTION 2.1 The definition of “Facility Termination Date” as set forth in Exhibit I to the Agreement is hereby amended by deleting the date “December 15, 2006” therein and substituting the date “December 22, 2006” therefor.

SECTION 3. Representations and Warranties. Each of the Seller and Servicer hereby represents and warrants to the Issuer and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties of such Person contained in Article 2 of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 5. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SIGNATURE PAGES FOLLOW

2	Fifth Amendment to RPA (CRS Funding Corp.)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CRS FUNDING CORPORATION

By:	/s/ Jaime Vasquez

Name:	Jaime Vasquez
Title:	VP/ Treasurer

CARPENTER TECHNOLOGY CORPORATION, as Servicer

By:	/s/ Jaime Vasquez

Name:	Jaime Vasquez
Title:	VP/ Treasurer

S-1	Fifth Amendment to RPA (CRS Funding Corp.)

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

S-2	Fifth Amendment to RPA (CRS Funding Corp.)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	Vice President

S-3	Fifth Amendment to RPA (CRS Funding Corp.)

EXECUTION COPY

CRS Funding Corporation

SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This SIXTH AMENDMENT (this “Amendment”), dated as of December 21, 2006, is among CRS FUNDING CORP., a Delaware corporation, as seller (the “Seller”), CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (“Carpenter”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of December 20, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

SECTION 2. Amendments to the Agreement.

SECTION 2.1 The definition of “Facility Termination Date” as set forth in Exhibit I to the Agreement is hereby amended by deleting the date “December 22, 2006” therein and substituting the date “March 12, 2010” therefor.

SECTION 2.2 Clause (h) of paragraph (1) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:

(h) Audits. The Seller shall, from time to time during regular business hours as reasonably requested in advance (unless a Termination Event or an Unmatured Termination Event exists) by the Administrator, permit the Administrator, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents

(including computer tapes and disks) in the possession or under the control of the Seller (or the Originator) relating to Receivables and the Related Security, including the related Contracts, (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or the Seller’s performance under the Transaction Documents or under the Contracts with any of the officers, employees, agents or contractors of the Seller having knowledge of such matters and (iii) without limiting clauses (i) and (ii) above, no more than once annually (unless a Termination Event or an Unmatured Termination Event exists) to engage certified public accountants or other auditors acceptable to the Seller and the Administrator to conduct, at the Seller’s expense, a review of the Seller’s books and records with respect to such Receivables; provided, that such an annual review as set forth in this clause (h)(iii) shall not be required at any time (unless a Termination Event or an Unmatured Termination Event exists) when either (a) no Capital and no other amount is outstanding or (b) if Capital or any amount is outstanding, (i) the “Facility Utilization” for any calendar month is less than 50% and (ii) Carpenter has unsecured debt ratings of at least BBB- by Standard & Poor’s or at least Baa3 by Moody’s (it being agreed that “Facility Utilization” shall mean, for any calendar month, a fraction (expressed as a percentage) (a) the numerator of which is the daily weighted average outstanding Capital during such calendar month and (b) the denominator of which is the Purchase Limit at the beginning of such calendar month);

SECTION 2.3 Clause (f) of paragraph (2) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:

(f) Audits. The Servicer shall, from time to time during regular business hours as reasonably requested in advance (unless a Termination Event or an Unmatured Termination Event exists) by the Administrator, permit the Administrator, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in its possession or under its control relating to Receivables and the Related Security, including the related Contracts; (ii) to visit its offices and properties for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or its performance hereunder or under the Contracts with any of its officers, employees, agents or contractors having knowledge of such matters and (iii), without limiting clauses (i) and (ii) above, no more than once annually (unless a Termination Event or an Unmatured Termination Event exists) to engage certified public accountants or other auditors acceptable to the Servicer and the Administrator to conduct, at the Servicer’s expense, a review of

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(CRS Funding Corp.)

the Servicer’s books and records with respect to such Receivables; provided, that such an annual review as set forth in this clause (f)(iii) shall not be required at any time (unless a Termination Event or an Unmatured Termination Event exists) when either (a) no Capital and no other amount is outstanding or (b) if Capital or any amount is outstanding, (i) the “Facility Utilization” for any calendar month is less than 50% and (ii) Carpenter has unsecured debt ratings of at least BBB- by Standard & Poor’s or at least Baa3 by Moody’s (it being agreed that “Facility Utilization” shall mean, for any calendar month, a fraction (expressed as a percentage) (a) the numerator of which is the daily weighted average outstanding Capital during such calendar month and (b) the denominator of which is the Purchase Limit at the beginning of such calendar month);

SECTION 3. Representations and Warranties. Each of the Seller and Servicer hereby represents and warrants to the Issuer and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties of such Person contained in Article 2 of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment and that certain second amended and restated fee letter dated the date hereof (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 5. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions

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shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SIGNATURE PAGES FOLLOW

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(CRS Funding Corp.)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CRS FUNDING CORPORATION

By:	/s/ Jaime Vasquez
Name:	Jaime Vasquez
Title:	VP/TREASURER

CARPENTER TECHNOLOGY CORPORATION, as Servicer

By:	/s/ Jaime Vasquez
Name:	Jaime Vasquez
Title:	VP/TREASURER

S-1	Sixth Amendment to RPA
(CRS Funding Corp.)

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

S-2	Sixth Amendment to RPA
(CRS Funding Corp.)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	Vice President

S-3	Sixth Amendment to RPA
(CRS Funding Corp.)